UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2013

GRIZZLY GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54453	45-0725238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy, Suite 3889

Reno, Nevada

(Address of Principal Executive Offices)

89521

(Zip Code)

(775) 888-1385

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Departure of Independent Accountant

On August 23, 2013, Lake & Associates, CPA’s LLC (“Lake”) notified the Company that effective as of that date, the firm was not going to stand for re-election as its independent auditor.   Lake did not provide information as to the reason they would not stand for re-election as the Company’s independent auditor for the fiscal year ended April 30, 2014. The Company has subsequently obtained information that effective August 13, 2013 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Lake. The Company’s management and Board, along with its newly appointed independent auditor, are currently determining whether Lake’s PCAOB registration revocation will have any impact on its previously issued financial statements, most recently for the fiscal years ended April 30, 2013 and 2012.

Lake issued its auditor’s report on the Company's financial statements for the years ended April 30, 2013 and 2012, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, Lake’s audit report on the Company’s financial statements for the years ended April 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended April 30, 2013 and 2012 and any subsequent interim period through August 23, 2013, the date of resignation of Lake, there were no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lake’s satisfaction, would have caused Lake to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided Lake with a copy of the disclosure contained herein and requested in writing that Lake furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has included Lake’s letter as Exhibit 16 to this filing.

(b) Appointment of New Independent Accountant

Also effective August 23, 2013, the Company appointed Haynie & Company as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors.

During the years ended April 30, 2013 and 2012 and through the date of the decision of the Company’s Board of Directors on August 23, 2013, the Company did not consult Haynie & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 9.01	Financial Statements and Exhibits

16.1	Letter from Lake & Associates, CPA’s LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of August, 2013.

Grizzly Gold Corp.

/s/ Paul Strobel
Paul Strobel,
Principal Executive, Financial, and Accounting Officer

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